                                                                  Exhibit 4.4



================================================================================



                   BOMBARDIER CREDIT RECEIVABLES CORPORATION

                                   Purchaser



                                      and



                            BOMBARDIER CAPITAL INC.

                                     Seller



                         RECEIVABLES PURCHASE AGREEMENT



                          Dated as of January 1, 1994



================================================================================

                               Table of Contents
                               -----------------

                                                                        Page
                                                                        ----

                                   ARTICLE I

                                  Definitions
SECTION 1.01.  Definitions..............................................  1

SECTION 1.02.  Other Definitional Provisions............................  1


                                   ARTICLE II

                           Conveyance of Receivables

SECTION 2.01.  Conveyance of Receivables................................  2

SECTION 2.02.  Representations and Warranties of the Seller
               Relating to the Seller and the Agreement.................  4

SECTION 2.03.  Representations and Warranties of the Seller
               Relating to the Receivables..............................  6

SECTION 2.04.  Addition of Accounts.....................................  8

SECTION 2.05.  Covenants of the Seller..................................  9

SECTION 2.06.  Removal of Accounts...................................... 11

SECTION 2.07.  Removal of Ineligible Accounts........................... 12

SECTION 2.08.  Sale of Ineligible Receivables........................... 13


                                  ARTICLE III

                  Administration and Servicing of Receivables

SECTION 3.01.  Acceptance of Appointment and Other Matters
               Relating to the Servicer................................. 13

SECTION 3.02.  Servicing Compensation................................... 13

                                 ARTICLE IV

                        Rights of Certificateholders and
                   Allocation and Application of Collections
SECTION 4.01.  Allocations and Applications of Collections
               and Other Funds.......................................... 13


                                       ARTICLE V


                         Other Matters Relating to the Seller

SECTION 5.01.  Merger or Consolidation of, or Assumption,
               of the Obligations of the Seller......................... 14

SECTION 5.02.  Seller Indemnification of the Purchaser.................. 14


                                      ARTICLE VI

                                      Termination

SECTION 6.01.  Termination.............................................. 14


                                      ARTICLE VII

                                      [Reserved]


                                     ARTICLE VIII

                               Miscellaneous Provisions

SECTION 8.01.   Amendment.............................................   15

SECTION 8.02.   Protection of Right, Title and Interest
                to Receivables........................................   17

SECTION 8.03.   Limited Recourse......................................   17

SECTION 8.04.   No Petition...........................................   18

SECTION 8.05.   GOVERNING LAW.........................................   18


                                                                         Page
                                                                         ----
SECTION 8.06.     Notices.............................................    18

SECTION 8.07.     Severability of Provisions..........................    18

SECTION 8.08.     Assignment..........................................    18

SECTION 8.09.     Further Assurances..................................    18

SECTION 8.10.     No Waiver; Cumulative Remedies......................    18

SECTION 8.11.     Counterparts........................................    19

SECTION 8.11.     Third-Party Beneficiaries...........................    19

SECTION 8.12.     Merger and Integration..............................    19

SECTION 8.13.     Headings............................................    19

                             EXHIBITS AND SCHEDULES


Exhibit A      Form of Assignment
Exhibit B      Form of Opinion of Counsel
Exhibit C      [RESERVED]
Exhibit D-1    Form of Reassignment of Removed Accounts pursuant to Section 2.06
Exhibit D-2    Form of Reassignment of Ineligible Accounts pursuant to
               Section 2.07
Exhibit E      Form of BCRC Note
Exhibit F      Form of Pledge Agreement


Schedule 1  List of Accounts

                                                                     Exhibit 4.4

          RECEIVABLES PURCHASE AGREEMENT, dated as of January 1, 1994, between BOMBARDIER CREDIT RECEIVABLES CORPORATION, a Delaware corporation, as Purchaser, and BOMBARDIER CAPITAL INC., a Massachusetts corporation, as Seller.


                             W I T N E S S E T H :

          WHEREAS the Seller in the ordinary course of its business (i) finances the purchase of floorplan and wholesale inventory by dealers of certain consumer, recreational and commercial products thereby generating certain payment obligations and (ii) purchases from its affiliates certain payment obligations stemming from the extension of credit by such affiliates to their customers of certain products manufactured or distributed by such affiliates;

          WHEREAS the Seller wishes to sell certain of such existing and future payment obligations from time to time to the Purchaser; and

          WHEREAS the Purchaser desires initially to sell such payment obligations to the Bombardier Receivables Master Trust I, pursuant to a Pooling and Servicing Agreement dated as of January 1, 1994 (as the same may from time to time be amended, supplemented or otherwise modified, the "Pooling and
                                                             -----------
Servicing Agreement"), among the Purchaser, as depositor, the Seller, as
-------------------
servicer, and BANKERS TRUST COMPANY, as trustee (the "Trustee").
                                                      -------

          NOW THEREFORE, the parties hereto agree as follows:


                                   ARTICLE I

                                  Definitions
                                  -----------

          SECTION 1.01.  Definitions.  Capitalized terms used herein but not
                         ------------
otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. In addition, the term "Agreement" means this Receivables Purchase
                                   ---------
Agreement, as the same may from time to time be amended, supplemented or otherwise modified.

          SECTION 1.02.  Other Definitional Provisions.  (a)  The words
                         ------------------------------
"hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule, and Exhibit references are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

          (b) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                                 ARTICLE II

                           Conveyance of Receivables
                           -------------------------

          SECTION 2.01.  Conveyance of Receivables.  (a)  By execution of this
                         -------------------------
Agreement, the Seller does hereby sell, transfer, assign, set over and otherwise convey, without recourse (except as expressly provided herein), to the Purchaser on the first Closing Date, in the case of Initial Accounts, and on the applicable Addition Date, in the case of Additional Accounts, all of its right, title and interest in, to and under (x) the Receivables in each Account and all Collateral Security with respect thereto owned by the Seller at the close of business on the Cut-Off Date, in the case of the Initial Accounts, and on the applicable Additional Cut-Off Date, in the case of Additional Accounts, and all monies due or to become due and all amounts received with respect thereto and all proceeds thereof (including "proceeds", as defined in Section 9-306 of the UCC as in effect in the State of Vermont, and Recoveries) and (y) any repurchase agreement (or similar recourse arrangement) between the Seller and the manufacturer, importer or distributor of Eligible Products (or, if applicable, such other party with whom such arrangement has been established) in effect from time to time with respect to any such Receivables (collectively, the "Repurchase
                                                                      ----------
Agreements").  Subject to Article VI hereof, as of each Business Day prior to
----------
the earlier of (A) an Appointment Date and (B) the Trust Termination Date, on which Receivables are created in the Accounts (each, a "Transfer Date"), the
                                                        -------------
Seller does hereby sell, transfer, assign, set over and otherwise convey, without recourse (except as expressly provided herein), to the Purchaser, all of its right, title and interest in, to and under the Receivables in each Account (other than any Receivables created in (x) any Removed Account from and after the applicable Removal Date or (y) any Ineligible Account from and after the applicable Removal Commencement Date) and all Collateral Security with respect thereto owned by the Seller at the close of business on such Transfer Date and not theretofore conveyed to the Purchaser, all monies due or to become due and all amounts received with respect thereto and all proceeds thereof (including "proceeds", as defined in Section 9-306 of the UCC as in effect in the State of Vermont, and Recoveries). The parties hereto intend that this Agreement constitute an absolute sale; provided, however, that to the extent that this
                             --------  -------
Agreement is deemed or recharacterized not to constitute an absolute sale, the parties intend this transaction to create a security interest under Article 9 of the UCC. The foregoing sale, transfer, assignment, set-over and conveyance and any subsequent sales, transfers, assignments, set-overs and conveyances do not constitute, and are not intended to result in, the creation or an assumption by the Purchaser of any obligation of the Servicer, the Seller, Bombardier Corporation or any other Person in connection with the Accounts, the Receivables or under any agreement or instrument relating thereto, including any obligation to any Obligors.

          (b) In connection with such sales, the Seller agrees to record and file, at its own expense, a financing statement on form UCC-1 (and continuation statements when applicable) naming the Seller as "seller" and the Purchaser as "buyer" thereon with respect to the Receivables now existing and hereafter created for the sale of "chattel paper" and "accounts" (as defined in Section 9-105 of the UCC as in effect in any state where the Seller's or the Servicer's chief executive offices or books and records relating to the Receivables are located) meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the sale and assignment of the Receivables and the Collateral Security to the Purchaser, and to deliver a filestamped copy of such financing statements or other evidence of such filing to the Purchaser on or prior to the first Closing Date, in the case of Initial Accounts, and (if any additional filing is so necessary) the applicable Addition Date, in the case of Additional Accounts. In addition, the Seller shall cause to be timely filed in the appropriate filing office any UCC-1 financing statement and continuation statement necessary to perfect any sale of Receivables to the Purchaser. The Purchaser shall be under no obligation whatsoever to file such financing statement, or a continuation statement to such financing statement, or to make any other filing under the UCC in connection with such sales to the Purchaser. The parties hereto intend that the transfers of Receivables effected by this Agreement be sales and hereby agree to so treat such transfers.

          (c) In connection with such sales, the Seller further agrees, at its own expense, on or prior to the first Closing Date, in the case of Initial Accounts, and the applicable Addition Date, in the case of Additional Accounts,
(a) to cause BCI to indicate in its computer files that the Receivables created in connection with the Accounts have been sold, and the Collateral Security assigned, to the Purchaser pursuant to this Agreement and sold to the Trust pursuant to the Pooling and Servicing Agreement for the benefit of the Certificateholders and the other Beneficiaries and (b) to deliver to the Purchaser a computer file or microfiche or written list containing a true and complete list of all such Accounts specifying for each such Account, as of the Cut-Off Date, in the case of Initial Accounts, and the applicable Additional Cut-Off Date, in the case of Additional Accounts, (i) its account number, (ii) the aggregate amount of Receivables, if any, outstanding in such Account and
(iii) the aggregate amount of Principal Receivables, if any, in such Account. Such file or list, as supplemented from time to time to reflect Additional Accounts and Removed Accounts, shall be marked as Schedule 1 to this Agreement and is hereby incorporated into and made a part of this Agreement.

          (d) In consideration for the sale of $486,473,108.12 of the Receivables, together with the related Collateral Security, transferred to the Purchaser on the first Closing Date, the Purchaser shall (i) deliver to the Seller an amount equal to $398,344,187.50 in cash, (ii) deliver to the Seller or to whomever the Seller directs, an amount equal to $29,188,386.49 and (iii) deliver to the Seller a promissory note, substantially in the form of Exhibit E hereto (the "BCRC Note"), issued by the Purchaser in favor of the Seller with an
             ---------
initial principal amount as of the Closing Date equal to $63,698,668.03.

          (e) The purchase price (i) with respect to Eligible Receivables sold hereunder will equal the principal amount of such Receivables plus accrued and
                                                              ----
unpaid interest thereon on the related Transfer Date and (ii) with respect to Ineligible Receivables sold hereunder will equal 100% of the net book value (as determined by the Seller) of such Receivables as of the related Transfer Date. The consideration paid with respect to sales hereunder subsequent to the Closing Date may be paid, at the election of Purchaser, (a) in cash, (b) partially in cash with the balance added to the principal amount of the BCRC Note, or (c) in its entirety by increasing the principal amount of the BCRC Note.

          (f) As security for the BCRC Note, the Purchaser shall pledge to the Seller, pursuant to a Pledge Agreement substantially in the form of Exhibit F hereto (the "Pledge Agreement"), the Variable Funding Certificate to be issued
             ----------------
pursuant to the Pooling and Servicing Agreement and held by the Purchaser.

          (g) Principal and interest payable on the BCRC Note shall be paid by the Purchaser in accordance with the terms thereof; provided, however, that
                                                    --------  -------
payment of the BCRC Note shall be subordinated, to the extent provided therein, to any amounts payable under the Certificates.

          SECTION 2.02.  Representations and Warranties of the Seller Relating
                         -----------------------------------------------------
to the Seller and the Agreement.  The Seller hereby represents and warrants to
-------------------------------
the Purchaser as of the first Closing Date and each Series Issuance Date that:

          (a)  Organization and Good Standing.  The Seller is a corporation duly
               ------------------------------
organized and validly existing and in good standing under the law of the State of Massachusetts and has, in all material respects, full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement.

          (b)  Due Qualification.  The Seller is duly qualified to do business
               -----------------
and, where necessary, is in good standing as a foreign corporation (or is exempt from such requirement) and has obtained all necessary licenses and approvals in each jurisdiction in which the conduct of its business requires such qualification except where the failure to so qualify or be in good standing or obtain licenses or approvals would not have a material adverse effect on its ability to perform its obligations hereunder.

          (c)  Due Authorization.  The execution and delivery of this Agreement
               -----------------
and the consummation of the transactions provided for or contemplated by this Agreement have been duly authorized by the Seller by all necessary corporate action on the part of the Seller.

          (d)  No Conflict.  The execution and delivery of this Agreement, the
               -----------
     performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof and thereof, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Seller is a party or by which it or its properties are bound, except to the extent that such conflict, breach or default will not have a material adverse effect on the Seller's ability to perform its obligations hereunder or under the Pooling and Servicing Agreement.

          (e)  No Violation.  The execution and delivery of this Agreement, the
               ------------
performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof and thereof applicable to the Seller, will not conflict with or violate any material Requirements of Law applicable to the Seller.

          (f)  No Proceedings.  There are no pending proceedings or, to the best
               --------------
knowledge of the Seller, investigations, pending or threatened against the Seller, before any Governmental Authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that, in the reasonable judgment of the Seller, would materially and adversely affect the performance by the Seller of its obligations under this Agreement, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or (v) seeking to affect adversely the income tax attributes of the Trust under the United States Federal or any State income or franchise tax systems.

          (g)  All Consents Required.  All appraisals, authorizations, consents,
               ---------------------
orders, approvals or other actions of any Person or of any governmental body or official required for the execution and delivery by the Seller of this Agreement, the performance by the Seller of the transactions contemplated by this Agreement, and the fulfillment by the Seller of the terms hereof or thereof, have been obtained.

          (h)  Enforceability.  This Agreement constitutes a legal, valid and
               --------------
binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity) and the availability of equitable remedies.

          (i)  Record of Accounts.  As of the first Closing Date, in the case of
               ------------------
Initial Accounts, as of the applicable Addition Date, in the case of the Additional Accounts, as of the applicable Removal Date, in the case of Removed Accounts, and as of the applicable Removal Termination Date, in the case of Ineligible Accounts, Schedule 1 to this Agreement (as amended from time to time) is an accurate and complete listing in all material respects of all the Accounts as of the Cut-Off Date, the applicable Additional Cut-Off Date, the applicable Removal Date or the applicable Removal Termination Date, as the case may be, and the information contained therein with respect to the identity of such Accounts and the Receivables existing thereunder is true and correct in all material respects as of the Cut-Off Date, such applicable Additional Cut-Off Date, such Removal Date or such applicable Removal Termination Date, as the case may be.

          (j)  Valid Transfer.  This Agreement or, in the case of Additional
               --------------
Accounts, the related Assignment constitutes a valid sale, transfer and assignment to the Purchaser of all right, title and interest of the Seller in the Receivables whether now existing or hereafter created and the Collateral Security and the proceeds thereof (other than Insurance Proceeds). Upon the filing of the financing statements described in Section 2.01 hereof with the Secretary of State of the State of Vermont and, in the case of the Receivables hereafter created and the proceeds thereof, upon the creation thereof, the Purchaser shall have under the UCC as in effect in Vermont a valid, subsisting and enforceable first priority perfected ownership interest in such property. Except as otherwise provided in the Pooling and Servic-ing Agreement, neither the Seller nor any Person claiming through or under the Seller has any claim to or interest in the Trust Assets.

          The representations and warranties set forth in this Section 2.02 shall survive the transfer and assignment of the Receivables to the Purchaser. Upon discovery by the Seller or the Purchaser of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other party.

          In the event of any breach of any of the representations and warranties set forth in this Section 2.02 and if, as a result of any such breach, the Purchaser shall be obligated to purchase the Investors' Interest and/or the Variable Funding Interest pursuant to Section 2.03 of the Pooling and Servicing Agreement, the Seller shall repurchase such Investors' Interest and/or Variable Funding Interest, as the case may be, and shall pay to the Purchaser on the Business Day preceding the Distribution Date on which such purchase of the Investors' Interest and/or the Variable Funding Interest, as applicable, is to be made by the Purchaser an amount equal to the purchase price therefor as specified in Section 2.03 of the Pooling and Servicing Agreement. The obligation of the Seller to purchase such Investors' Interest and/or Variable Funding Interest, as the case may be, pursuant to this Section 2.02 shall constitute the sole remedy against the Seller respecting an event of the type specified in the first sentence of this paragraph available to the Purchaser and to the Investor Certificateholders and/or the Holder of the Variable Funding Certificate (or the Trustee on behalf of such Certificateholders).

          SECTION 2.03.  Representations and Warranties of the Seller Relating
                         -----------------------------------------------------
to the Receivables.
------------------

          (a)  Representations and Warranties.  The Seller hereby represents and
               -------------------------------
     warrants to the Purchaser that:

               (i) Each Receivable and all Collateral Security existing on the first Closing Date has been or, in the case of Additional Accounts, on the applicable Addition Date, and on each Transfer Date, will be conveyed to the Purchaser free and clear of any Lien.

               (ii) With respect to each Receivable and all Collateral Security existing on the first Closing Date or, in the case of Additional Accounts, on the applicable Addition Date, and on each Transfer Date, all consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Seller in connection with the conveyance of such Receivable or Collateral Security to the Purchaser have been duly obtained, effected or given and are in full force and effect.

               (iii) On the Cut-Off Date, the initial Closing Date and each Series Issuance Date, each Account is an Eligible Account and, in the case of Additional Accounts, on the applicable Additional Cut-Off Date and Addition Date, each such Additional Account is an Eligible Account.

               (iv) On the first Closing Date, in the case of the Initial Accounts, and, in the case of the Additional Accounts, on the applicable Additional Cut-Off Date, and on each Transfer Date, each Receivable conveyed to the Purchaser on such date is an Eligible Receivable or, if such Receivable is not an Eligible Receivable, such Receivable is conveyed to the Purchaser in accordance with Section
          2.08 hereof.

               (v) Each Domestic Inventory Receivable conveyed to the Trust was, at the time of its creation, and is and will be secured by a first priority perfected security interest in the related Eligible Product.

               (vi) With respect to each Receivable transferred to BCRC on the first Closing Date or, in the case of Additional Accounts, on the applicable Addition Date, and on each Transfer Date, such Receivable constitutes either an "account" or "chattel paper" for purposes of the UCC as in effect in the State of Vermont from time to time.

            (vii) All of the Seller's right, title and interest in, to and under any repurchase agreement (or similar recourse arrangement) between the Seller and the manufacturer, importer or distributor of Eligible Products (or, if applicable, such other party with whom such arrangement has been established) in effect from time to time with respect to (x) in the case of the Initial Accounts, the Receivables in each Initial Account and all Collateral Security with respect thereto owned by the Seller at the close of business on the Cut-Off Date, and all monies due or to become due and all amounts received with respect thereto and all proceeds thereof (including "proceeds", as defined in Section 9-306 of the UCC as in effect in the State of Vermont, and Recoveries) have been and, (y) in the case of Additional Accounts, the Receivables in each Additional Account and all Collateral Security with respect thereto owned by the Seller on the applicable Additional Cut-Off Date, and all monies due or to become due and all amounts received with respect thereto and all proceeds thereof (including "proceeds", as defined in Section 9-306 of the UCC as in effect in the State of Vermont, and Recoveries) will be conveyed to the Purchaser free and clear of any Lien.

               (viii) On the first Closing Date, all Repurchase Agreements with respect to the Initial Accounts shall have been effectively assigned to the Purchaser (and all required consents from the related manufacturers, importers or distributors shall have been obtained), except with respect to Initial Accounts the Receivables in which aggregate not more than 1% of the Pool Balance as of the Cut-Off Date.

          (b)  Notice of Breach.  The representations and warranties set forth
               ----------------
in this Section 2.03 shall survive the transfer and assignment of the Receivables to the Purchaser. Upon discovery by the Seller or the Purchaser of a breach of any of the representations and warranties set forth in this Section 2.03, the party discovering such breach shall give prompt written notice to the other party.

          (c)  Repurchase.  In the event any representation or warranty under
               ----------
Section 2.03(a) is not true and correct as of the date specified therein with respect to any Receivable or Account and the Purchaser is, as the result of any such breach, required to accept a reassignment of such Receivable or all Receivables in such Account pursuant to Section 2.04(c) of the Pooling and Servicing Agreement, then, within thirty (30) days (or such longer period as may be agreed to by the Purchaser) of the earlier to occur of the discovery of any such event by the Seller or the Purchaser, or receipt by the Seller or the Purchaser of written notice of any such event given by the Trustee or any Enhancement Providers, the Seller shall, unless a Liquidation Event has occurred, repurchase the Receivable or Receivables of which the Purchaser is required to accept reassignment pursuant to the Pooling and Servicing Agreement on the Business Day preceding the Determination Date on which such reassignment is to occur.

          The Seller shall purchase each such Receivable pursuant to this
Section 2.03 by making a payment to the Purchaser in immediately available funds on the Business Day preceding the Distribution Date on which such reassignment is to occur in an amount equal to the Purchase Price for such Receivable. Upon payment of the Purchase Price, the Purchaser shall automatically and without further action be deemed to sell, transfer, assign, set over and otherwise convey to the Seller, without recourse, representation or warranty, all the right, title and interest of the Purchaser in and to such Receivable, all Collateral Security and all monies due or to become due with respect thereto and all proceeds thereof. The Purchaser shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Seller to effect the conveyance of such Receivables pursuant to this Section. The obligation of the Seller to repurchase any such Receivable shall constitute the sole remedy respecting the event giving rise to such obligation available to the Purchaser and to the Certificateholders (or the Trustee on behalf of Certificateholders).

          SECTION 2.04.  Addition of Accounts.  (a)  The Seller may from time to
                         --------------------
time offer to voluntarily designate additional Eligible Accounts to be included as Accounts, subject to the conditions specified in paragraph (b) below. If any such offer is accepted by the Purchaser, Receivables and Collateral Security from such Additional Accounts shall be sold to the Purchaser effective on a date (the "Addition Date") specified in a written notice provided by the Seller (or
      -------------
the Servicer on its behalf) to the Purchaser and any Enhancement Providers specifying the Additional Cut-Off Date and the Addition Date for such Additional Accounts (the "Addition Notice") on or before the tenth Business Day but not
               ---------------
more than the 30th day prior to the related Addition Date (the "Notice Date").
                                                                -----------

          (b) The Seller shall be permitted to convey to the Purchaser the Receivables and all Collateral Security related thereto in any Additional Accounts designated by the Seller as such pursuant to subsection (a) above only upon satisfaction of each of the following conditions on or prior to the related Addition Date:

          (i) The Seller shall provide the Purchaser and any Enhancement Providers with a timely Addition Notice;

          (ii) Such Additional Accounts shall all be Eligible Accounts and the Rating Agency Condition shall have been satisfied;

          (iii) The Seller shall have delivered to the Purchaser a duly executed written assignment in substantially the form of Exhibit A hereto (the "Assignment") and the computer file or microfiche or written list
           ----------
     required to be delivered pursuant to Section 2.01 hereof;

          (iv) The Seller, to the extent required by Section 4.03 of the Pooling and Servicing Agreement, shall have delivered to the Purchaser for deposit in the Collection Account all Collections with respect to such Additional Accounts since the Additional Cut-Off Date;

               (v) (A) No selection procedures believed by the Seller to be adverse to the interests of the Purchaser or the Beneficiaries were used in selecting such Additional Accounts; (B) the list of Additional Accounts delivered pursuant to clause (iii) above is true and correct in all material respects as of the Additional Cut-Off Date and (C) as of each of the Notice Date and the Addition Date, neither the Seller, the Purchaser nor the Servicer are insolvent nor will have been made insolvent by such transfer nor are aware of any pending insolvency;

          (vi) The addition of the Receivables arising in such Additional Accounts shall not in the reasonable belief of the Seller result in the occurrence of an Early Amortization Event; and

          (vii) The Seller shall have delivered to the Purchaser and any Enhancement Providers a certificate of a Vice President or more senior officer confirming the items set forth in clauses (ii) through (vi) above.

          (c) The Seller hereby represents and warrants as of the applicable Addition Date as to the matters set forth in clause (v) of subsection (b) of this Section 2.04. The representations and warranties set forth in clause (v) of subsection (b) of this Section 2.04 shall survive the sale and assignment of the respective Receivables and Collateral Security to the Purchaser. Upon discovery by the Seller or the Purchaser of a breach of any of the foregoing representations and warranties, the party discovering the breach shall give prompt written notice to the other party and to any Enhancement Providers.

          (d) At least ten (10) days prior to each Addition Date in respect of the designation of any Additional Accounts pursuant to this Section 2.04, the Seller shall have given written notice of such designation to the Rating Agencies.

          SECTION 2.05.  Covenants of the Seller.  The Seller hereby covenants
                         -----------------------
that:

          (a)  No Liens.  Except for the conveyances hereunder and tax liens and
               --------
certain other statutory liens (including liens in favor of the Pension Benefit Guaranty Corporation), the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on, any Receivable or any Collateral Security, whether now existing or hereafter created, or any interest therein, and the Seller shall defend the right, title and interest of the Purchaser and the Trust in, to and under the Receivables and the Collateral Security, whether now existing or hereafter created, against all claims of third parties claiming through or under the Seller.

          (b)  Inventory Security Agreements and Financing Guidelines.  The
               ------------------------------------------------------
Seller shall (i) comply with and perform its servicing obligations with respect to the Receivables and (ii) if applicable, cause its Affiliates to comply with and perform their respective servicing obligations with respect to the Receivables in accordance with the Inventory Security Agreements relating to the Accounts, to the extent applicable, and the Financing Guidelines, and otherwise in accordance with the provisions of the Pooling and Servicing Agreement except insofar as any failure to so comply or perform would not materially and adversely affect the rights of the Purchaser, Trust or any of the Beneficiaries. Subject to compliance with all Requirements of Law, the Seller or any of its Affiliates may change the terms and provisions of the Inventory Security Agreements or the Financing Guidelines in any respect (including the calculation of the amount or the timing of charge-offs and the rate of the finance charge, if any, assessed thereon) only if such change would be permitted pursuant to
Section 3.01(d) of the Pooling and Servicing Agreement.

          (c)  Account Allocations.  In the event that the Seller is unable for
               -------------------
any reason to transfer Receivables with respect to any Account to the Purchaser, then the Seller agrees that it shall allocate, after the occurrence of such event, payments on each Account with respect to the principal balance of such Account first to the oldest principal balance of such Account and to have such payments applied as Collections in accordance with the terms of the Pooling and Servicing Agreement. The parties hereto agree that Non-Principal Receivables, whenever created, accrued in respect of Principal Receivables which have been conveyed to the Purchaser and by the Purchaser to the Trust shall continue to be a part of the Trust notwithstanding any cessation of the transfer of additional Principal Receivables to the Purchaser and Collections with respect thereto shall continue to be allocated and paid in accordance with Article IV of the Pooling and Servicing Agreement.

          (d)  Delivery of Collections.  In the event that the Seller receives
               -----------------------
Collections, the Seller agrees to pay the Servicer or any Successor Servicer all payments received by the Seller in respect of the Receivables with respect to any Account as soon as practicable after receipt thereof by the Seller, but in no event later than two (2) Business Days after the receipt by the Seller thereof. Receipt by the Seller's Affiliates of payments in respect of Other Account Receivables shall not be deemed to be received by the Seller until received by the Seller from such Affiliate.

          (e)  Notice of Liens.  The Seller shall notify the Purchaser and the
               ---------------
Trustee promptly after becoming aware of any Lien on any Receivable other than the conveyances hereunder or under the Pooling and Servicing Agreement.

          (f)  Compliance with Law.  The Seller hereby agrees to comply in all
               --------------------
material respects with all Requirements of Law applicable to the Seller in connection with its servicing of the Receivables and the Accounts the failure to comply with which would have a materially adverse effect on the interests of the Beneficiaries.

          (g)  BCRC Note.  The Seller agrees not to transfer the BCRC Note to
               ---------
any other person while any Investor Certificates are outstanding, except that
(i) this subsection (g) shall not apply to any merger or consolidation involving the Seller or a sale of all or substantially all of the Seller's assets and (ii) this subsection (g) shall not apply following a Liquidation Event with respect to any transfer of the BCRC Note as a result of any foreclosure sale, attachment of assets or other action by any creditors of the Seller or by any trustee, receiver or custodian with respect to it or its assets.

          SECTION 2.06.  Removal of Accounts.  (a)  On each date on which
                         -------------------
Accounts, including all amounts then held by the Trust or thereafter received by the Trust with respect to such Accounts, are removed from the Trust pursuant to
Section 2.07 of the Pooling and Servicing Agreement, the Purchaser shall be deemed to have offered to the Seller automatically and without notice to or action by or on behalf of the Purchaser, the right to remove Accounts from the operation of this Agreement in the manner prescribed in subsection (b) below.

          (b) To accept such offer and remove Accounts, including all amounts then held by the Trust or thereafter received by the Trust with respect to such Accounts being removed, the Seller (or the Servicer on its behalf) shall take the following actions and make the following determinations:

          (i) not less than five (5) Business Days prior to the Removal Date, furnish to the Purchaser, the Trustee, any Enhancement Providers and the Rating Agencies a written notice (the "Removal Notice") specifying the date
                                            --------------
     on which removal of one or more Accounts (the "Removed Accounts") will
                                                    ----------------
     occur (a "Removal Date");
               ------------

          (ii) from and after such Removal Date, cease to transfer to the Purchaser any and all Receivables arising in such Removed Accounts;

          (iii) represent and warrant that the removal of any such Account on any Removal Date shall not, in the reasonable belief of the Seller, cause an Early Amortization Event to occur or cause the Pool Balance to be less than the Required Pool Balance;

          (iv) represent and warrant that no selection procedures believed by the Seller to be adverse to the interests of the Beneficiaries were utilized in selecting the Accounts to be removed;

          (v) represent and warrant that such removal will not result in a reduction or withdrawal of the rating of any outstanding Series or Class by the applicable Rating Agency;

          (vi) on or before the related Removal Date, deliver to the Trustee and any Enhancement Providers an Officers' Certificate confirming the items set forth in clauses (iii) through (v) above, the Trustee may conclusively rely on such Officers' Certificate and shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying; and

          (vii) on or before the fifth Business Day after the Removal Date, furnish to the Trustee a computer file, microfiche list or other list of the Removed Accounts that were removed on the Removal Date, specifying for each Removed Account (x) its number, (y) as of the date of the Removal Notice, the aggregate amount outstanding in such Removed Account and (z) as of the Removal Date, the aggregate amount of Principal Receivables therein and represent that such computer file, microfiche list or other list of the Removed Accounts is true and complete in all material respects.

          (c) Subject to subsection (b) above, on the Removal Date with respect to any such Removed Account, such Removed Account shall be deemed removed by operation of this Agreement for all purposes. After the Removal Date and upon the written request of the Servicer, the Purchaser shall deliver to the Seller a reassignment in substantially the form of Exhibit D-1 hereto (a "Reassignment").
                                                                 ------------

          SECTION 2.07.  Removal of Ineligible Accounts.  (a)  On or prior to
                         ------------------------------
the fifth Business Day following any date on which an Account becomes an Ineligible Account (such fifth Business Day, the "Removal Commencement Date"),
                                                  -------------------------
the Seller shall commence removal of the Receivables of such Ineligible Account in the manner prescribed in subsection (b) of this Section 2.07.

          (b) With respect to each Account that becomes an Ineligible Account, the Seller (or the Servicer on its behalf) shall take the following actions and make the following determinations:

        (i) furnish to the Purchaser, the Trustee, the Rating Agencies, any Agent and any Enhancement Providers a Removal Notice specifying the Removal Commencement Date and the Ineligible Accounts to be removed;

          (ii) from and after such Removal Commencement Date, cease to transfer to the Purchaser any and all Receivables arising in such Ineligible Accounts and allocate all Collections with respect to such Receivables as provided in subsection (c) of this Section 2.07; and

       (iii) within five (5) Business Days after the Removal Commencement Date, amend Schedule 1 by delivering to the Trustee a computer file or microfiche or written list containing a true and complete list of the related Ineligible Accounts to be removed, specifying for each such Account, as of the date immediately preceding the Removal Commencement Date, its account number, the aggregate amount of Receivables outstanding in such Account and the aggregate outstanding principal balance therein.

          (c) Subject to subsection (b) of this Section 2.07, on each Business Day from and after the Removal Commencement Date until the Removal Termination Date with respect to any Ineligible Account, the Seller shall proceed to allocate any Collections therefor in accordance with Section 2.08(b)(v) of the Pooling and Servicing Agreement, until the principal balances of the Receivables included in the Trust with respect to any such Account have been reduced to zero (such date being deemed a Removal Date), upon which such Account shall be deemed a Removed Account. After the Removal Termination Date and upon the written request of the Servicer, the Purchaser shall deliver to the Seller a Reassignment in substantially the form of Exhibit D-2 hereto.

          SECTION 2.08.  Sale of Ineligible Receivables.  The Seller shall sell
                         ------------------------------
to the Purchaser on each Transfer Date any and all Receivables arising in any Eligible Accounts that are Ineligible Receivables; provided, however, that on
                                                   --------  -------
the Cut-Off Date or, in the case of Receivables arising in Additional Accounts, on the related Additional Cut-Off Date, and on the applicable Transfer Date, the Account in which such Receivables arise is an Eligible Account.


                                  ARTICLE III

                  Administration and Servicing of Receivables
                  -------------------------------------------

          SECTION 3.01.  Acceptance of Appointment and Other Matters Relating to
                         -------------------------------------------------------
the Servicer.  (d)  The Seller agrees to act as the Servicer under this
------------
Agreement and the Pooling and Servicing Agreement, and the Purchaser consents to the Seller acting as Servicer. The Seller will have ultimate responsibility for servicing, managing and making collections on the Receivables and will have the authority to make any management decisions relating to such Receivables, to the extent such authority is granted to the Servicer under this Agreement and the Pooling and Servicing Agreement.

          (e) The Servicer shall service and administer the Receivables in accordance with the provisions of the Pooling and Servicing Agreement.

          SECTION 3.02.  Servicing Compensation.  As full compensation for its
                         ----------------------
servicing activities hereunder and under the Pooling and Servicing Agreement, the Servicer shall be entitled to receive the Servicing Fee on each Distribution Date. The Servicing Fee shall be paid in accordance with the terms of the Pooling and Servicing Agreement.


                                   ARTICLE IV

                        Rights of Certificateholders and
                        --------------------------------
                   Allocation and Application of Collections
                   -----------------------------------------

          SECTION 4.01.  Allocations and Applications of Collections and Other
                         -----------------------------------------------------
Funds.  The Servicer will apply all Collections with respect to the Receivables
-----
and all funds on deposit in the Collection Account as described in Article IV of the Pooling and Servicing Agreement.

                                 ARTICLE V

                      Other Matters Relating to the Seller
                      ------------------------------------

          SECTION 5.01.  Merger or Consolidation of, or Assumption, of the
                         -------------------------------------------------
Obligations of the Seller.  The Seller shall not consolidate with or merge into
-------------------------
any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

          (f) the corporation formed by such consolidation or into which the Seller is merged or the Person which acquires by conveyance or transfer the properties and assets of the Seller substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia and, if the Seller is not the surviving entity, such corporation shall assume, without the execution or filing of any paper or any further act on the part of any of the parties hereto, the performance of every covenant and obligation of the Seller hereunder; and

          (g) the Seller has delivered to the Purchaser and the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer comply with this Section 5.01 and that all conditions precedent herein provided for relating to such transaction have been complied with.

          SECTION 5.02.  Seller Indemnification of the Purchaser.  Subject to
                         ---------------------------------------
the last sentence of Sections 2.02 and 2.03, the Seller shall indemnify and hold harmless the Purchaser, from and against any loss, liability, expense, claim, damage or injury suffered or sustained as a result of a breach of any of its representations, warranties, covenants or agreements set forth herein or, including any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided, however, that the Seller shall
                                        --------  -------
not indemnify the Purchaser if such acts, omissions or alleged acts or omissions constitute fraud, gross negligence or wilful misconduct by the Purchaser; and

provided, further, that the Seller shall not indemnify the Purchaser for any
--------  -------
liabilities, cost or expense of the Purchaser with respect to any Federal, state or local income or franchise taxes (or any interest or penalties with respect thereto) required to be paid by the Purchaser in connection herewith to any taxing authority. Any indemnification under this Article V shall survive the termination of the Agreement.


                                   ARTICLE VI

                                  Termination
                                  -----------

          SECTION 6.01.  Termination.  This Agreement will terminate immediately
                         -----------
after the Trust terminates pursuant to the Pooling and Servicing Agreement. In addition, upon an Appointment Date, the Purchaser shall not purchase Receivables nor shall the Seller designate Additional Accounts. In addition, the Purchaser shall not purchase Receivables nor shall the Seller designate Additional Accounts if the Seller shall become an involuntary party to (or be made the subject of) any proceeding provided for by any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Seller or relating to all or substantially all of its property (an "Involuntary Case") and such Involuntary
                                       ----------------
Case shall have continued for a period of ten (10) Business Days from and including the day of receipt by the Seller at its principal corporate office of notice of such Involuntary Case; provided, however, that during such ten (10)
                                 --------  -------
Business Day period, the Purchaser shall suspend its purchase of Receivables and shall hold all Collections of Principal Receivables that would have been available to purchase Receivables in the Collection Account and (a) if by the first Business Day after such ten (10) Business Day period, the Purchaser has not obtained an order from the court having jurisdiction of such case or filing which order approves the continuation of the sale of Receivables by the Seller to the Purchaser and which provided that the Purchaser and any of its transferees (including the Trustee) may rely on such order for the validity and nonavoidance of such transfer (the "Order"), the Purchaser shall hold such
                                    -----
Collections in the Collection Account until such time as they may be paid as elsewhere provided herein and shall not purchase Receivables thereafter or designated Additional Accounts for transfer to the Purchaser, or (b) if by such first Business Day, the Purchaser has obtained such Order, the Seller may continue selling Receivables, and the Purchaser may continue purchasing Receivables, pursuant to the terms hereof, as modified by the immediately succeeding sentence. During the period after the ten (10) Business Day period described above and before the end of the 60-day period described below, the purchase price of the Receivables transferred during such period, notwithstanding anything in this Agreement to the contrary, shall be paid to the Seller by the Purchaser in cash not later than the same Business Day of any sale of Receivables. During such period, Receivables will be considered transferred to the Purchaser only to the extent that the purchase price therefor has been paid in cash on the same Business Day. If an Order is obtained but subsequently is reversed or rescinded or expires, the Seller shall immediately cease selling Receivables to the Purchaser and the Purchaser shall immediately cease buying Receivables. The Seller shall give prompt written notice to each of the Purchaser and the Trustee immediately upon becoming a party to an Involuntary Case. If by the first Business Day after the 60-day period after such involuntary filing, such Involuntary Case has not been dismissed, the Purchaser shall not purchase thereafter Receivables or designated Additional Accounts for transfer to the Trustee.


                                  ARTICLE VII

                                   [Reserved]


                                  ARTICLE VIII

                            Miscellaneous Provisions
                            ------------------------

          SECTION 8.01.  Amendment.  (a)  This Agreement may be amended from
                         ---------
time to time by the Seller and the Purchaser; provided, however, that such
                                              --------  -------
action shall not adversely affect in any material respect the interests of any Investor Certificateholder or the

Holder of the Variable Funding Certificate; provided, however, that any
                                            --------  -------
amendment to this Agreement in order to conform to the description of the Certificates and the Receivables and the other matters set forth in the Registration Statement filed by the Purchaser with the Securities and Exchange Commission relating to the initial Investor Certificates, as such Registration Statement is in effect on the first Closing Date, shall not be deemed to adversely affect the interests of any Certificateholder or the Holder of the Variable Funding Certificate.

          (b) This Agreement may also be amended from time to time by the Purchaser and Seller with the consent of the Holders of Investor Certificates evidencing not less than a majority of the aggregate unpaid principal amount of the Investor Certificates of all materially adversely affected Series, and with the consent of the Holder of the Variable Funding Certificate, if adversely affected by such amendment, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Seller; provided, however, that no
                                                     --------  -------
such amendment shall (i) reduce in any manner the amount of or delay the timing of any distributions to be made to Certificateholders or the Holder of the Variable Funding Certificate or deposits of amounts to be so distributed or the amount available under any Enhancement without the consent of each affected Certificateholder or the Holder of the Variable Funding Certificate, as applicable, (ii) change the definition of or the manner of calculating the interest of any Certificateholders or the Holder of the Variable Funding Certificate without the consent of each affected Certificateholder or the Holder of the Variable Funding Certificate, as applicable, (iii) adversely affect the rating of any Series or Class by any Rating Agency without the consent of the Holders of Investor Certificates of such Series or Class evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of such Series or Class or (iv) reduce any aforesaid percentage required to consent to any such amendment without the consent of each Certificateholder and/or the Holder or the Variable Funding Certificate, as appropriate. Any amendment to be effected pursuant to this subsection (b) shall be deemed to materially adversely affect all outstanding Series, other than any Series with respect to which such action shall not, as evidenced by an Opinion of Counsel for the Seller, addressed and delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder of such Series. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under this Agreement or otherwise.

          (c) Promptly after the execution of any such amendment or consent (other than an amendment pursuant to subsection (a) above), the Seller shall furnish notification of the substance of such amendment to each Certificateholder, each Enhancement Provider, each Agent and each Rating Agency.

          (d) It shall not be necessary for the consent of Certificateholders under this Section 8.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

          (e) Notwithstanding anything in this Section 8.01 to the contrary, no amendment may be made to this Agreement which would adversely affect in any material respect the interests of any Enhancement Provider without the consent of such Enhancement Provider.

          SECTION 8.02.  Protection of Right, Title and Interest to Receivables.
                         ------------------------------------------------------
(a) The Seller shall cause this Agreement, all amendments hereto and/or all financing statements and continuation statements and any other necessary documents covering the Purchaser's right, title and interest to the Receivables and Collateral Security relating thereto to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Purchaser hereunder. The Seller shall deliver to the Purchaser file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Purchaser shall cooperate fully with the Seller in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 8.02(a).

          (b) Prior to the Seller making any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with subsection (a) above seriously misleading within the meaning of Section 9-402(7) of the UCC as in effect in the State of Vermont, the Seller shall give the Purchaser and any Agent notice of any such change and shall prior to the effectiveness of any such change file such financing statements or amendments as may be necessary to continue the perfection of the Purchaser's security interest in the Receivables and the proceeds thereof.

          (c) The Seller will give the Purchaser prompt written notice of any relocation of any office at which it keeps records concerning the Receivables or of its principal executive office and whether, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statements or amendments as may be necessary to perfect or to continue the perfection of the Purchaser's security interest in the Receivables and the proceeds thereof. The Seller will at all times maintain its principal executive office within the United States of America.

          (d) The Seller will deliver to the Purchaser upon the execution and delivery of each amendment of this Agreement, an Opinion of Counsel to the effect specified in Exhibit B hereto addressed and delivered to the Trustee.

          SECTION 8.03.  Limited Recourse.  Notwithstanding anything to the
                         ----------------
contrary contained herein, the obligations of the Purchaser hereunder shall not be recourse to the Purchaser (or any person or organization acting on behalf of the Purchaser or any affiliate, officer or director of the Purchaser), other than to any assets of the Purchaser not pledged to third parties or otherwise encumbered in a manner permitted by the Purchaser's Certificate of Incorporation; provided, however, that any payment by the Purchaser made in
               --------  -------
accordance with this Section 8.03 shall be made only after payment in full of any amounts that the Purchaser is obligated to deposit in the Collection Account pursuant to the Pooling and

Servicing Agreement; and provided, further, that the Certificateholders shall be
                         --------  -------
entitled to the benefits of the subordination of the Collections allocable to the Retained Interest to the extent provided in the applicable Supplements.

          SECTION 8.04.  No Petition.  The Seller hereby covenants and agrees
                         -----------
that it will not at any time institute against the Purchaser any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law.

          SECTION 8.05.  GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN
                         -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 8.06.  Notices.  All demands, notices and communications
                         -------
hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to the parties at such addresses specified in the Pooling and Servicing Agreement.

          SECTION 8.07.  Severability of Provisions.  If any one or more of the
                         --------------------------
covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or rights of the Certificateholders.

          SECTION 8.08.  Assignment.  Notwithstanding anything to the contrary
                         ----------
contained herein, this Agreement may not be assigned by the Seller without the prior consent of the Purchaser and the Trustee. The Purchaser may assign its rights, remedies, powers and privileges under this Agreement to the Trust pursuant to the Pooling and Servicing Agreement.

          SECTION 8.09.  Further Assurances.  Each of the Seller and the
                         ------------------
Purchaser agrees to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other more fully to effect the purposes of this Agreement, including the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction.

          SECTION 8.10.  No Waiver; Cumulative Remedies.  No failure to exercise
                         ------------------------------
and no delay in exercising, on the part of the Purchaser or the Seller, as the case may be, any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

          SECTION 8.11.  Counterparts.  This Agreement may be executed in two or
                         ------------
more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

          SECTION 8.11.  Third-Party Beneficiaries.  This Agreement will inure
                         -------------------------
to the benefit of and be binding upon the parties hereto, the Certificateholders and the other Beneficiaries and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, no other Person will have any right or obligation hereunder.

          SECTION 8.12.  Merger and Integration.  Except as specifically stated
                         ----------------------
otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived, or supplemented except as provided herein.

          SECTION 8.13.  Headings.  The headings herein are for purposes of
                         --------
reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused this Receivables Purchase Agreement to be duly executed by their respective officers as of the day and year first above written.


                         BOMBARDIER CREDIT RECEIVABLES CORPORATION, Purchaser




                         By: /s/ William P. Brady
                             --------------------------------------
                           Name:   William P. Brady
                                  ---------------------------------
                           Title:  Vice President
                                  ---------------------------------


                         By: /s/ Andrew Baranowsky
                             --------------------------------------
                           Name:   Andrew Baranowsky
                                  ---------------------------------
                           Title:  Assistant Secretary
                                  ---------------------------------



                         BOMBARDIER CAPITAL INC., Seller



                         By: /s/ William P. Brady
                             --------------------------------------
                           Name:   William P. Brady
                                  ---------------------------------
                           Title:  Vice President
                                  ---------------------------------


                         By: /s/ Andrew Baranowsky
                             --------------------------------------
                           Name:   Andrew Baranowsky
                                  ---------------------------------
                           Title:  Assistant Treasurer
                                  ---------------------------------

                                                               EXHIBIT A TO RPA


            FORM OF ASSIGNMENT OF RECEIVABLES IN ADDITIONAL ACCOUNTS

                          (As required by Section 2.04
                     of the Receivables Purchase Agreement)



          ASSIGNMENT No. _____ OF RECEIVABLES IN ADDITIONAL ACCOUNTS dated as of _____________, ______, between BOMBARDIER CREDIT RECEIVABLES CORPORATION, as purchaser (the "Purchaser"), and BOMBARDIER CAPITAL INC., as seller (the
                ---------
"Seller"), pursuant to the Receivables Purchase Agreement referred to below.
 ------


                             W I T N E S S E T H :
                             - - - - - - - - - -

          WHEREAS the Seller and the Purchaser are parties to a Receivables Purchase Agreement dated as of January 1, 1994 (as amended or supplemented, the "Receivables Purchase Agreement");
 ------------------------------

          WHEREAS, pursuant to the Receivables Purchase Agreement, the Seller wishes to designate Additional Accounts to be included as Accounts and to convey the Receivables and related Collateral Security of such Additional Accounts, whether now existing or hereafter created, to the Purchaser for conveyance to the Trust (as each such term is defined in the Receivables Purchase Agreement); and

          WHEREAS the Purchaser is willing to accept such designation and conveyance subject to the terms and conditions hereof;

          NOW, THEREFORE, the Seller and Purchaser hereby agree as follows:

          1.  Defined Terms.  All capitalized terms used herein shall have the
              -------------
meanings ascribed to them in the Receivables Purchase Agreement unless otherwise defined herein.

          "Addition Date" shall mean, with respect to the Additional Accounts
           -------------
     designated hereby, __________, 19__.

          2.  Designation of Additional Accounts.  The Seller hereby delivers
              ----------------------------------
herewith a computer file or microfiche or written list containing a true and complete list of all such Additional Accounts specifying for each such Account, as of the Additional Cut-Off Date, its account number, the aggregate amount of Receivables, if any, outstanding in such Account and the aggregate amount of Principal Receivables, if any, in such Account. Such file or list shall, as of the date of this Assignment, supplement Schedule 1 to the Receivables Purchase Agreement.

          3.  Conveyance of Receivables.  (a)  The Seller does hereby sell,
              -------------------------
transfer, assign, set over and otherwise convey, without recourse (except as expressly provided in the Receivables Purchase Agreement), to the Purchaser, on the Addition Date of all its right, title and interest in, to and under the Receivables in such Additional Accounts and all Collateral Security with respect thereto, owned by the Seller and existing at the close of business on the Additional Cut-Off Date and thereafter created from time to time, all monies due or to become due and all amounts received with respect thereto and all proceeds (including "proceeds" as defined in Section 9-306 of the UCC as in effect in the State of Vermont and Recoveries) thereof. The parties hereto intend that this Assignment constitute an absolute sale; provided, however, that to the extent
                                        --------  -------
that this Assignment is deemed or recharacterized not to constitute an absolute sale, the parties intend this transaction to create a security interest under
Article 9 of the UCC. The foregoing sale, transfer, assignment, set-over and conveyance does not constitute and is not intended to result in the creation or an assumption by the Purchaser of any obligation of the Servicer, the Seller, Bombardier Corporation or any other Person in connection with the Accounts, the Receivables or under any agreement or instrument relating thereto, including any obligation to any Dealers.

          (b) In connection with such sale, the Seller agrees to record and file, at its own expense, a financing statement on form UCC-1 (and continuation statements when applicable) with respect to the Receivables now existing and hereafter created for the sale of "chattel paper" and "accounts" (as defined in Section 9-105 of the UCC as in effect in any state where the Seller's or the Servicer's chief executive offices or books and records relating to the Receivables are located) meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the sale and assignment of the Receivables and the Collateral Security to the Purchaser, and to deliver a file-stamped copy of such financing statements or other evidence of such filing to the Purchaser on or prior to the Addition Date. In addition, the Seller shall cause to be timely filed in the appropriate filing office any UCC-1 financing statement and continuation statement necessary to perfect any sale of Receivables to the Purchaser. Unless requested to do so by the Seller, the Purchaser shall be under no obligation whatsoever to file such financing statement, or a continuation statement to such financing statement, or to make any other filing under the UCC in connection with such sale to the Purchaser. The parties hereto intend that the sales of Receivables effected by this Agreement be sales and shall so treat such sales.

          (c) In connection with such sale, the Seller further agrees, at its own expense, on or prior to the Addition Date, to indicate in its computer files that the Receivables created in connection with the Additional Accounts designated hereby have been sold and the Collateral Security assigned to the Purchaser pursuant to this Assignment and sold to the Trust pursuant to the Pooling and Servicing Agreement for the benefit of the Certificateholders and the other Beneficiaries.

          4.  Acceptance by Purchaser.  Subject to the satisfaction of the
              -----------------------
conditions set forth in Section 6 of this Assignment, the Purchaser hereby acknowledges its acceptance of all right, title and interest to the property, now existing and hereafter created, conveyed to the Purchaser pursuant to
Section 3(a) of this Assignment. The Purchaser further acknowledges that, prior to or simultaneously with the execution and delivery of this Assignment, the Seller delivered to the Purchaser the computer file or microfiche or written list relating to the Additional Accounts described in Section 2 of this Assignment.

          5.  Representations and Warranties of the Seller.  The Seller hereby
              --------------------------------------------
represents and warrants to the Purchaser, on behalf of the Trust, as of the date of this Assignment and as of the Addition Date that:

          (a) Legal, Valid and Binding Obligation.  This Assignment constitutes
              -----------------------------------
     a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity) and the availability of equitable remedies;

          (b) Organization and Good Standing.  The Seller is a corporation duly
              ------------------------------
     organized and validly existing and in good standing under the law of the State of Massachusetts and has, in all material respects, full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Assignment.

          (c) Due Qualification.  The Seller is duly qualified to do business
              -----------------
     and, where necessary, is in good standing as a foreign corporation (or is exempt from such requirement) and has obtained all necessary licenses and approvals in each jurisdiction in which the conduct of its business requires such qualification except where the failure to so qualify or obtain licenses or approvals would not have a material adverse effect on its ability to perform its obligations hereunder;

          (d) Eligible Accounts.  Each Additional Account designated hereby is
              -----------------
     an Eligible Account;

          (e) Selection Procedures.  No selection procedures believed by the
              --------------------
     Seller to be adverse to the interests of the Beneficiaries were utilized in selecting the Additional Accounts designated hereby;

          (f) Insolvency.  As of the Notice Date and the Addition Date, the
              ----------
     Seller is not insolvent nor, after giving effect to the conveyance set forth in Section 3 of this

     Assignment, will it have been made insolvent, nor is it aware of any pending insolvency;

          (g)   Valid Transfer.  This Assignment constitutes a valid sale,
                --------------
     transfer and assignment to the Purchaser of all right, title and interest of the Seller in the Receivables whether now existing or hereafter created in the Accounts and the Collateral Security and the proceeds thereof (other than Insurance Proceeds) and upon the filing of the financing statements described in Section 3 of this Assignment with the Secretary of State of the State of Vermont and, in the case of the Receivables hereafter created and the proceeds thereof, upon the creation thereof, the Purchaser shall have a valid, subsisting and enforceable first priority perfected ownership interest in such property, except for Liens permitted under Section 2.06(a) of the Pooling and Servicing Agreement and tax and certain other statutory liens (including liens in favor of the Pension Benefit Guaranty Corporation);

          (h)   Due Authorization.  The execution and delivery of this Assign-
                -----------------
     ment and the consummation of the transactions provided for or contemplated by this Assignment have been duly authorized by the Seller by all necessary corporation action on the part of the Seller.

          (i)   No Conflict.  The execution and delivery of this Assignment, the
                -----------
     performance of the transactions contemplated by this Assignment and the fulfillment of the terms hereof, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Seller is a party or by which it or its properties are bound except to the extent that such conflict, breach or default will not have a material adverse effect on the Seller's ability to perform its obligations hereunder;

          (j)   No Violation.  The execution and delivery of this Assignment by
                ------------
     the Seller, the performance of the transactions contemplated by this Assignment and the fulfillment of the terms hereof will not conflict with or violate any material Requirements of Law applicable to the Seller;

          (k)   No Proceedings.  There are no pending proceedings or, to the
                --------------
     best knowledge of the Seller, investigations pending or threatened against the Seller before any Governmental Authority (l) asserting the invalidity of this Assignment, (m) seeking to prevent the consummation of any of the transactions contemplated by this Assignment, (n) seeking any determination or ruling that, in the reasonable judgment of the Seller, would materially and adversely affect the performance by the Seller of its obligations under this Assignment, (o) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Assignment or (p) seeking to affect adversely the income tax attributes of the Trust under the United States Federal or any State income, single business or franchise tax systems;

          (l)   Record of Accounts.  As of the Addition Date, Schedule 1 to this
                ------------------
     Assignment is an accurate and complete listing in all material respects of all the Additional Accounts as of the Additional Cut-Off Date being conveyed pursuant to this Agreement and the information contained therein with respect to the identity of such Accounts and the Receivables existing thereunder is true and correct in all material respects as of the Additional Cut-Off Date;

          (m)   No Liens.  Each Receivable and all Collateral Security existing
                --------
     on the Addition Date has been conveyed to the Purchaser free and clear of any Lien, except for Liens permitted under Section 2.06(c) of the Pooling and Servicing Agreement and tax and certain other statutory liens (including liens in favor of the Pension Benefit Guaranty Corporation);

          (n)   All Consents Required.  With respect to each Receivable and all
                ---------------------
     Collateral Security existing on the Addition Date, all consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Seller for the conveyance of such Receivable or Collateral Security to the Trust, the execution and delivery of this Assignment and the performance of the transactions contemplated hereby have been duly obtained, effected or given and are in full force and effect; and

          (o)   Eligible Receivables.  On the Additional Cut-Off Date each
                --------------------
     Receivable conveyed to the Trust as of such date is an Eligible Receivable or, if such Receivable is not an Eligible Receivable, such Receivable is conveyed to the Purchaser in accordance with Section 2.08 of the Receivables Purchase Agreement.

          6.    Conditions Precedent.  The acceptance of the Trustee set forth
                --------------------
in Section 4 of this Assignment is subject to the satisfaction, on or prior to the Addition Date, of the following conditions precedent:

          (a)   Representations and Warranties.  Each of the representations and
                ------------------------------
     warranties made by the Seller in Section 5 of this Assignment shall be true and correct as of the date of this Assignment and as of the Addition Date;

          (b)   Agreement.  Each of the conditions set forth in Section 2.04(b)
                ---------
     of the Receivables Purchase Agreement applicable to the designation of the Additional Accounts to be designated hereby shall have been satisfied; and

          (c)   Additional Information.  The Seller shall have delivered to the
                ----------------------
     Purchaser such information as was reasonably requested by the Purchaser to satisfy itself as to the accuracy of the representation and warranty set forth in Section 5(d) of this Assignment.

          (d)   Officers' Certificate.  The Seller shall have delivered to the
                ---------------------
     Purchaser an Officers' Certificate, dated the date of this Assignment, in which an officer of the Seller shall state that the representations and warranties of the Seller under Section 5 hereof are true and correct. The Purchaser may conclusively rely on such Officers' Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

          7.    Ratification of Agreement.  As supplemented by this Assignment,
                -------------------------
the Receivables Purchase Agreement is in all respects ratified and confirmed and the Receivables Purchase Agreement as so supplemented by this Assignment shall be read, taken and construed as one and the same instrument.

          8.    Counterparts.  This Assignment may be executed in two or more
                ------------
counterparts (and by different parties in separate counterparts), each of which shall be an original but all of which together shall constitute one and the same instrument.

          9.    GOVERNING LAW.  THIS ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE
                -------------
WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused this Assignment to be duly executed and delivered by their respective duly authorized officers as of the day and the year first above written.

                         BOMBARDIER CREDIT RECEIVABLES CORPORATION, as Purchaser



                         By:
                             __________________________________
                              Name:
                                     __________________________
                              Title:
                                     __________________________



                         By:
                             __________________________________
                              Name:
                                     __________________________
                              Title:
                                     __________________________


                         BOMBARDIER CAPITAL INC., as Seller



                         By:
                             __________________________________
                              Name:
                                    ___________________________
                              Title:
                                    ___________________________


                         By:
                             __________________________________
                              Name:
                                    ___________________________
                              Title:
                                    ___________________________

                                                                EXHIBIT B TO RPA


                           FORM OF OPINION OF COUNSEL

                       (As required by Section 8.02(d)(i)
                       ----------------------------------
                     of the Receivables Purchase Agreement)
                     --------------------------------------


          (a) The Amendment to the Receivables Purchase Agreement, attached hereto as Schedule 1 (the "Amendment"), has been duly authorized, executed and
                           ---------
delivered by the Seller and constitutes the legal, valid and binding agreement of the Seller, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally from time to time in effect. The enforceability of the Seller's obligations is also subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (b) The Amendment has been entered into in accordance with the terms and provisions of Section 8.01 of the Receivables Purchase Agreement.

                                                                EXHIBIT C TO RPA



                                   [Reserved]

                                                              EXHIBIT D-1 TO RPA


            FORM OF REASSIGNMENT OF RECEIVABLES IN REMOVED ACCOUNTS
                (As required by Section 2.06 of the Receivables
                     Purchase Agreement referred to below)


                    REASSIGNMENT NO. ______ OF RECEIVABLES,
                       dated as of ______________, ____,
           by and between BOMBARDIER CREDIT RECEIVABLES CORPORATION,
                      as purchaser (the "Purchaser"), and
                                         ---------
               BOMBARDIER CAPITAL INC., as seller (the "Seller"),
                                                        ------
                 pursuant to the Receivables Purchase Agreement
                               referred to below.

                                   WITNESSETH

          WHEREAS the Seller and the Purchaser are parties to the Receivables Purchase Agreement dated as of January 1, 1994 (as amended or supplemented, the "Receivable Purchase Agreement");
 -----------------------------

          WHEREAS, pursuant to Section 2.06 of the Receivables Purchase Agreement, the Seller wishes to remove all Receivables from certain Accounts and the Collateral Security in respect thereof (the "Removed Accounts") and to cause
                                                 ----------------
the Purchaser to reconvey the Receivables of such Removed Accounts and such Collateral Security, whether now existing or hereafter created, and all amounts currently held by the Purchaser or thereafter received by the Trust in respect of such Removed Accounts, from the Purchaser to the Seller (as each such term is defined in the Receivables Purchase Agreement); and

          WHEREAS the Purchaser is willing to accept such removal and to reconvey the Receivables in the Removed Accounts, such Collateral Security and any related amounts held or received by the Trust subject to the terms and conditions hereof.

          NOW, THEREFORE, the Seller and the Purchaser hereby agree as follows:

          1.    Defined Terms. All terms defined in the Agreement and used
                -------------
herein shall have such defined meanings when used herein, unless otherwise defined herein.

          "Removal Date" shall mean, with respect to the Removed Accounts
           ------------
     designated hereby, ___________________, 199__.

          2.   Notice of Removed Accounts.  (a)  Not less than five (5) Business
               --------------------------
Days prior to the Removal Date, the Seller shall furnish to the Purchaser, any Agent, any


                                     D-1-1

Enhancement Providers and the Rating Agencies a written notice specifying the date on which removal of the Receivables of one or more Accounts will occur, such date being a Removal Date.

          (b) On or before the fifth business day after the Removal Date, the Seller shall furnish to the Trustee a computer file, microfiche list or other list of the Removed Accounts that were removed on the Removal Date, specifying for each Removed Account (x) its number, (y) as of the date of the Removal Notice, the aggregate amount outstanding in such Removed Account and (z) as of the Removal Date, the aggregate amount of Principal Receivables therein and represent that such computer file, microfiche list or other list of the Removed Accounts is true and complete in all material respects. Such file or list shall be marked as Schedule 1 to this Reassignment and shall be incorporated into and made a part of this Reassignment as of the Removal Date and shall amend Schedule 1 to the Receivables Purchase Agreement.

          3.    Conveyance of Receivables and Accounts.  (a)  The Purchaser does
                --------------------------------------
hereby transfer, assign, set over and otherwise convey to the Seller, without recourse, representation or warranty on and after the Removal Date, all right, title and interest of the Trust in, to and under all Receivables now existing at the close of business on the Removal Date and thereafter created from time to time until the termination of the Trust in Removed Accounts designated hereby, all Collateral Security in respect thereof, all monies due or to become due and all amounts received with respect thereto (including all Non-Principal Receivables) and all proceeds (as defined in Section 9-306 of the UCC as in effect in the State of Vermont) and Recoveries thereof relating thereto.

          (b) If requested by the Seller, in connection with such transfer, the Purchaser agrees to execute and deliver to the Seller on or prior to the date of this Reassignment, a termination statement with respect to the Receivables existing at the close of business on the Removal Date and thereafter created from time to time and Collateral Security in respect thereof in the Removed Accounts reassigned hereby (which may be a single termination statement with respect to all such Receivables and Collateral Security) evidencing the release by the Trust of its lien on the Receivables in the Removed Accounts and the Collateral Security with respect thereto, and meeting the requirements of applicable state law, in such manner and such jurisdictions as are necessary to remove such lien.

          4.    Acceptance by Purchaser. The Purchaser hereby acknowledges that,
                -----------------------
prior to or simultaneously with the execution and delivery of this Reassignment, the Seller delivered to the Purchaser the computer file or such microfiche or written list described in Section 2(b) of this Reassignment.

          5.    Representations and Warranties of the Seller.  The Seller hereby
                --------------------------------------------
represents and warrants to the Purchaser as of the date of this Reassignment and as of the Removal Date:


                                     D-1-2

          (a)   Legal, Valid and Binding Obligation.  This Reassignment
                -----------------------------------
     constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights generally and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity) and the availability of equitable remedies;

          (b)   No Early Amortization Event.  The removal of the Accounts hereby
                ---------------------------
     removed shall not, in the reasonable belief of the Seller, cause an Early Amortization Event to occur or cause the Pool Balance to be less than the Required Pool Balance;

          (c)   Selection Procedures.  If this Removal Notice relates to the
                --------------------
     optional removal of Accounts from the Trust, no selection procedures believed by the Seller to be adverse to the interests of the Beneficiaries were utilized in selecting the Accounts to be removed;

          (d)   True and Complete List.  If this Removal Notice relates to the
                ----------------------
     optional removal of Accounts from the Trust, the list of Removed Accounts described in Section 2(b) of this Assignment is, as of the Removal Date, true and complete in all material respects;

          6.    Condition Precedent. In addition to the conditions precedent set
                -------------------
forth in Section 2.06 of the Receivables Purchase Agreement, the obligation of the Purchaser to execute and deliver this Reassignment is subject to the Seller having delivered on or prior to the Removal Date to the Purchaser, any Agent, and any Enhancement Providers an Officers' Certificate certifying that (a) as of the Removal Date, all requirements set forth in Section 2.07 of the Agreement for removing such Accounts and reconveying the Receivables of such Removed Accounts and the Collateral Security with respect thereto, whether existing at the close of business on the Removal Date or thereafter created from time to time until the termination of the Trust, have been satisfied, and (b) each of the representations and warranties made by the Seller in Section 5 hereof is true and correct as of the date of this Reassignment and as of the Removal Date. The Purchaser may conclusively rely on such Officers' Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

          7.    Ratification of Agreement. As supplemented by this Reassignment,
                -------------------------
the Receivables Purchase Agreement is in all respects ratified and confirmed and the Receivables Purchase Agreement as so supplemented by this Reassignment shall be read, taken and construed as one and the same instrument.

          8.    Counterparts.  This Reassignment may be executed in two or more
                ------------
counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.


                                     D-1-3

          9.    GOVERNING LAW. THIS REASSIGNMENT SHALL BE CONSTRUED IN
                -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          IN WITNESS WHEREOF, the undersigned have caused this Reassignment to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.


                         BOMBARDIER CREDIT RECEIVABLES CORPORATION, Purchaser


                         By:
                             __________________________________
                              Name:
                                    ___________________________
                              Title:
                                    ___________________________


                         By:
                             __________________________________
                              Name:
                                    ___________________________
                              Title:
                                    ___________________________

                         BOMBARDIER CAPITAL INC., Seller



                         By:
                             __________________________________
                              Name:
                                    ___________________________
                              Title:
                                    ___________________________


                         By:
                             __________________________________
                              Name:
                                     __________________________
                              Title:
                                     __________________________


                                     D-1-4

                                                              EXHIBIT D-2 TO RPA


           FORM OF REASSIGNMENT OF RECEIVABLES IN INELIGIBLE ACCOUNTS
                (As required by Section 2.07 of the Receivables
                     Purchase Agreement referred to below)


                    REASSIGNMENT NO. ______ OF RECEIVABLES,
                dated as of ______________, ____, by and between
                   BOMBARDIER CREDIT RECEIVABLES CORPORATION,
                      as purchaser (the "Purchaser"), and
                                         ---------
               BOMBARDIER CAPITAL INC., as seller (the "Seller"),
                                                        ------
                 pursuant to the Receivables Purchase Agreement
                               referred to below.


                                   WITNESSETH

          WHEREAS the Seller and the Purchaser are parties to the Receivables Purchase Agreement dated as of January 1, 1994 (as amended or supplemented, the "Receivable Purchase Agreement");
 -----------------------------

          WHEREAS, pursuant to the Receivables Purchase Agreement, the Seller is required to remove all Receivables from Ineligible Accounts and the Collateral Security in respect thereof and to cause the Purchaser to reconvey the Receivables of such Ineligible Accounts and such Collateral Security, whether now existing or hereafter created, and all amounts currently held by the Purchaser or thereafter received by the Trust in respect of such Ineligible Accounts, from the Purchaser to the Seller (as each such term is defined in the Receivables Purchase Agreement); and

          WHEREAS the Purchaser is willing to accept such removal and to reconvey the Receivables in the Ineligible Accounts, such Collateral Security and any related amounts held or received by the Trust subject to the terms and conditions hereof.

          NOW, THEREFORE, the Seller and the Purchaser hereby agree as follows:

          1.    Defined Terms. All terms defined in the Agreement and used
                -------------
herein shall have such defined meanings when used herein, unless otherwise defined herein.

          2.    Notice of Ineligible Accounts.  (a)  Not less than two (2)
                -----------------------------
Business Days prior to the Removal Commencement Date, the Seller shall furnish to the Purchaser, any Agent, any Enhancement Providers and the Rating Agencies a written notice specifying the

                                     D-2-1
date on which removal of the Receivables of one or more Accounts will commence, such date being a Removal Commencement Date.

          (b) On or before the fifth business day after the Removal Commencement Date, the Seller shall furnish to the Trustee a computer file, microfiche list or other list of the Ineligible Accounts the removal of which commenced on the Removal Commencement Date, specifying for each Ineligible Account as of the date of the Removal Notice its number, the aggregate amount outstanding in such Ineligible Account and the aggregate amount of Principal Receivables therein and represent that such computer file, microfiche list or other list of the Ineligible Accounts is true and complete in all material respects. Such file or list shall be marked as Schedule 1 to this Reassignment and shall be incorporated into and made a part of this Reassignment as of the Removal Commencement Date and shall amend Schedule 1 to the Receivables Purchase Agreement.

          3.    Conveyance of Receivables and Accounts.  (a)  The Purchaser does
                --------------------------------------
hereby transfer, assign, set over and otherwise convey to the Seller, without recourse, representation or warranty on and after the Removal Commencement Date, all right, title and interest of the Trust in, to and under (x) all Receivables created from time to time on and after the Removal Commencement Date until the Removal Termination Date in the Ineligible Accounts designated hereby and all monies due or to become due and all amounts received with respect thereto (including all Non-Principal Receivables) and all proceeds thereof (as defined in Section 9-306 of the UCC as in effect in the State of Vermont) and Recoveries thereof relating thereto and (y) on the Removal Termination Date, all Collateral Security in connection with such Ineligible Accounts and all proceeds thereof (as defined in Section 9-306 of the UCC as in effect in the State of Vermont and Recoveries) relating thereto.

          (b) If requested by the Seller, in connection with such transfer, the Purchaser agrees to execute and deliver to the Seller on or prior to the date of this Reassignment, a termination statement with respect to the Receivables created from time to time on and after the Removal Commencement Date until the Removal Termination Date in respect thereof in the Ineligible Accounts reassigned hereby (which may be a single termination statement with respect to all such Receivables and Collateral Security) evidencing the release by the Seller of its lien on such Receivables in the Ineligible Accounts, and meeting the requirements of applicable state law, in such manner and such jurisdictions as are necessary to remove such lien.

          4.    Acceptance by Purchaser. The Purchaser hereby acknowledges that,
                -----------------------
prior to or simultaneously with the execution and delivery of this Reassignment, the Seller delivered to the Purchaser the computer file or such microfiche or written list described in Section 2(b) of this Reassignment.

          5.    Representations and Warranties of the Seller.  The Seller hereby
                --------------------------------------------
represents and warrants to the Purchaser as of the date of this Reassignment and as of the Removal Commencement Date:


                                     D-2-2

          (a)   Legal, Valid and Binding Obligation. This Reassignment
                -----------------------------------
     constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights generally and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity) and the availability of equitable remedies;

          (b)   No Early Amortization Event.  The removal of the Accounts hereby
                ---------------------------
     removed shall not, in the reasonable belief of the Seller, cause an Early Amortization Event to occur or cause the Pool Balance to be less than the Required Pool Balance;; and

          (c)   True and Complete List. The list of Ineligible Accounts
                ----------------------
     described in Section 2(b) of this Assignment is, as of the Removal Commencement Date, true and complete in all material respects.

          6.    Condition Precedent. In addition to the conditions precedent set
                -------------------
forth in Section 2.07 of the Receivables Purchase Agreement, the obligation of the Purchaser to execute and deliver this Reassignment is subject to the Seller having delivered on or prior to the Removal Commencement Date to the Purchaser, any Agent, and any Enhancement Providers an Officers' Certificate certifying that (a) as of the Removal Commencement Date, all requirements set forth in
Section 2.08 of the Agreement for removing such Ineligible Accounts and reconveying the Receivables of such Ineligible Accounts and the Collateral Security, whether existing at the close of business on the Removal Commencement Date or thereafter created from time to time until the Removal Termination Date, have been satisfied, and (b) each of the representations and warranties made by the Seller in Section 5 hereof is true and correct as of the date of this Reassignment and as of the Removal Commencement Date. The Purchaser may conclusively rely on such Officers' Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

          7.    Ratification of Agreement. As supplemented by this Reassignment,
                -------------------------
the Receivables Purchase Agreement is in all respects ratified and confirmed and the Receivables Purchase Agreement as so supplemented by this Reassignment shall be read, taken and construed as one and the same instrument.

          8.    Counterparts.  This Reassignment may be executed in two or more
                ------------
counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.


                                     D-2-3

          9.    GOVERNING LAW. THIS REASSIGNMENT SHALL BE CONSTRUED IN
                -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.


                                     D-2-4

          IN WITNESS WHEREOF, the undersigned have caused this Reassignment to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.


                         BOMBARDIER CREDIT RECEIVABLES
                         CORPORATION, Purchaser


                         By:
                             __________________________________
                              Name:
                                    ___________________________
                              Title:
                                    ___________________________


                         By:
                             __________________________________
                              Name:
                                    ___________________________
                              Title:
                                    ___________________________

                         BOMBARDIER CAPITAL INC., Seller



                         By:
                             __________________________________
                              Name:
                                    ___________________________
                              Title:
                                    ___________________________


                         By:
                             __________________________________
                              Name:
                                    ___________________________
                              Title:
                                    ___________________________


                                     D-2-5